UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

SOURCECORP, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue
Suite 1000
Dallas, Texas 75204
(Address of principal executive offices)

(214) 953-7555
(Registrant’s Telephone Number)

Item 5.    Other Events.

On August 7, 2002, SOURCECORP, Incorporated issued the press release filed as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

99.1    Press Release, dated August 7, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2002

SOURCECORP, INCORPORATED

By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Item Number	Description

99.1	Press Release, dated August 7, 2002.

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